EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated September 25, 2020
To Prospectus Dated May 1, 2020

Effective September 25, 2020, American Century VP Income & Growth will change its name to American Century VP Disciplined Core Value. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective September 25, 2020.

Please Retain This Supplement For Future Reference